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                                                                    Exhibit 23.1
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Applied Extrusion Technologies, Inc. on Form S-8 of our report dated November 13, 2000, appearing in the Annual Report on Form 10-K of Applied Extrusion Technologies, Inc. for the year ended September 30, 2000.



Boston, Massachusetts
May 31, 2001